Contract of Technology Transfer of Plastic Printing Ink

Title of the item: 1000t/a Production Technology of Plastic Printing Ink

The transferred: Fuqing City Zhongde Chemical Industry, Ltd.

The transferring: Fujian Chemical Technology Researching Center

Place the contract is signed: Fuqing City, Fujian Province

Date: March 8, 2000

Supervised by State Commission of Science and Technology

Party A and B have signed the contract on the transfer of 1000t/a production technology of plastic printing ink by mutual agreement according to The Law of Technology Contract of PRC.

1.

un-patent technology, requirements, and industrialization: polyester as a link material, adding pigment, dissolvent, and functional assistant through grinding to make it. The capability index of the products should be as follows: <1> thin:≤18 u

                               <2> adhesive:  color ink 40±3 8/35℃

                                             white ink 35±3 8/35℃

<3> color:  the same as the sample

<4> durability:90%; initial dry: 20-50mm

2.

technology information and data and its hand-in time, place and ways:

Party B must hand in the following information in written forms to Party A at the work place of Party A within 20 days after the contract takes effect

<1> formula of the products

<2> list of apparatuses and the schematics of its arrangement

<3> list of raw materials

<4> instruction for operation

<5> checking method and standard

3.

scope for technology secret and the period for its validity

Party A must keep the crafts, formula of the products, designed drawing, and the related information as secret. Party A must pay the economic loss of Party B if Party A let out the abovementioned.

4.

scope for using the un-patent technology:

Party A: to use the technology in the corporation, not allowed to use the technology in any other places, not possessing the right of transfer and disposal.

Party B: possessing the right of transfer, utilization, and ownership.

5.

acceptance and standard:

After Party A has used the technology for trial for a month and the technology index does reach what is stated in item one in the contract, according to the standard listed in item one, adopting meeting as checking ways, Party A should give the technology acceptance report.

6.

expenses and payment terms:

<1> the sum of the deal: 1.2 million RMB

<2> ways of payment: A. 350,000 RMB is paid when the contract takes effect.

                     B. 350,000 RMB is paid once the information stated in item two is given. After the trial when the product index meets requirements, 500,000 should be paid.

7. calculation methods for compensation of the loss or breach:

   <1> if Party A violates the item three, four, five or six, it should give Party B 200,000 RMB for the breach.

   <2> if Party B violates the item one or two, Party B should give Party A 200,000 RMB for the breach.

8. technology guidance details:

  <1> Party B should provide technicians of Party A with training and technical instruction.

  <2> Party B should assist Party A to install apparatuses.

  <3> Party A pays the cost of livings of staffs of Party B assigned

9. share of the after improvements:

   Party A and B share the after improvements of the technology made within the validity of the contract.

10. ways to solve disputes:

    Party A and B negotiate to solve disputes or ask the superior officer to mediate. If the above mentioned ways cannot solve the dispute, both agree to ask the arbitrate commission of technology for arbitration.

11. terminology and technology wording: none

12. related matters:

    <1> this contract is in six copies and each party has three. The contract takes effect after the legal representatives of both parties sign and seal.

    <2> register procedure and related tax are to be dealt with respectively.

Title: Fuqing City Zhongde Chemical Industry, Ltd.

Signed by

Contact Person: Ou Taiming

Address: Fulu Industry Area, Longtian

TEL: 5773387

Bank opened an account: Longtian office of Construction Bank in Fuqing city

Account number: 35061819326300020

Postal code: 350315

Title: Fujian Chemical Technology Researching Center

Signed by

Contact Person: Linyu

Address: Number 8 Shihua Building, Shuitou Road, Jinan area, Fuzhou city

TEL: 7597544

Bank opened an account: Hualin road office of Agricultural Bank in Fuzhou city

Account number: 801025031

Postal code: 350013